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                                              CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date         11/30/97
                                                                                            Determination Date      12/10/97
                                                                                            Distribution Date       12/15/97



I.       All Payments on the Contract                                                                                 25,756,074.47
II.      All Liquidation Proceeds on the Contract with respect to Principal                                               94,104.58
III.     Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        958,742.95
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              505,312.86
VIII.   Transfers to the Pay-Ahead Account                                                                               268,384.13)

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $27,045,850.73
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------
1.   (a)  Class A-1 Note Interest Distribution                                                          60,899.57
      (b)  Class A-1 Note Principal Distribution                                                    13,987,039.62
             Aggregate Class A-1 Note Distribution                           236.09981833                              14,047,939.19

2.   (a)  Class A-2 Note Interest Distribution                                                         580,323.33
      (b)  Class A-2 Note Principal Distribution                                                     5,941,954.88
            Aggregate Class A-2 Note Distribution                             54.80906062                               6,522,278.21

3.   (a)  Class A-3 Note Interest Distribution                                                         557,372.50
      (b)  Class A-3 Note Principal Distribution                                                             0.00
            Aggregate Class A-3 Note Distribution                             4.93250000                                  557,372.50

4.   (a)  Class A-4 Note Interest Distribution                                                         366,216.67
      (b)  Class A-4 Note Principal Distribution                                                             0.00
           Aggregate Class A-4 Note Distribution                              5.01666667                                  366,216.67

5.   (a)  Class A-5 Note Interest Distribution                                                         665,500.00
      (b)  Class A-5 Note Principal Distribution                                                             0.00
            Aggregate Class A-5 Note Distribution                             5.04166667                                  665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                         449,533.33
      (b)  Class A-6 Note Principal Distribution                                                             0.00
            Aggregate Class A-6 Note Distribution                             5.10833333                                  449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                         291,650.00
      (b)  Class A-7 Note Principal Distribution                                                             0.00
            Aggregate Class A-7 Note Distribution                             5.11666667                                  291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                         441,291.67
      (b)  Class A-8 Note Principal Distribution                                                             0.00
            Aggregate Class A-8 Note Distribution                             5.19166667                                  441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
      (b)  Class A-9 Note Principal Distribution                                                             0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                                  321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                         345,041.67
      (b)  Class A-10 Note Principal Distribution                                                            0.00
            Aggregate Class A-10 Note Distribution                            5.30833333                                  345,041.67

11. (a)  Class B Certificate Interest Distribution                                                     244,679.31
      (b)  Class B Certificate Principal Distribution                                                        0.00
            Aggregate Class B Certificate Distribution                        5.45000000                                  244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                              354,950.97
       (b)  Reimbursement of prior Monthly Advances                                                    271,809.92
               Total Servicer Payment                                                                                     626,760.89

13.  Deposits to the Reserve Account                                                                                    2,166,320.63

Total Distribution Amount                                                                                             $27,045,850.73
                                                                                                               ===================

Reserve Account distributions:
-----------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  277,938.94
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     1,888,381.69
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              61,107.41
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  415,177.94
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                   $2,642,605.98
                                                                                                               ===================


           INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    5.598%                                                                   60,899.57
        (b) Class A-2 Notes    5.852%                                                                  580,323.33
        (c) Class A-3 Notes    5.919%                                                                  557,372.50
        (d) Class A-4 Notes    6.020%                                                                  366,216.67
        (e) Class A-5 Notes    6.050%                                                                  665,500.00
        (f) Class A-6 Notes    6.130%                                                                  449,533.33
       (g) Class A-7 Notes    @6.140%                                                                  291,650.00
       (h) Class A-8 Notes    @6.230%                                                                  441,291.67
        (i) Class A-9 Notes    6.320%                                                                  321,266.67
        (j) Class A-10 Notes   6.370%                                                                  345,041.67
                     Aggregate Interest on Notes                                                                        4,079,095.40
        (k) Class B Certificate6.540%                                                                                     244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
       (g) Class A-7 Notes                                                                                   0.00
       (h) Class A-8 Notes                                                                                   0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   1.02352219                60,899.57
        (b) Class A-2 Notes                                                   4.87666667               580,323.33
        (c) Class A-3 Notes                                                   4.93250000               557,372.50
        (d) Class A-4 Notes                                                   5.01666667               366,216.67
        (e) Class A-5 Notes                                                   5.04166667               665,500.00
        (f) Class A-6 Notes                                                   5.10833333               449,533.33
       (g) Class A-7 Notes                                                    5.11666667               291,650.00
       (h) Class A-8 Notes                                                    5.19166667               441,291.67
        (i) Class A-9 Notes                                                   5.26666667               321,266.67
        (j) Class A-10 Notes                                                  5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                  4,079,095.40
        (k) Class B Certificates                                              5.45000000                                  244,679.31



          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                            6,150,731.87
2.   Amount of Principal Prepayment Collected                                     464               13,626,674.96
3.   Amount of Liquidated Contract                                                 5                   151,587.67
4.   Amount of Repurchased Contract                                                0                         0.00

       Total Formula Principal Distribution Amount                                                                     19,928,994.50

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
        (a) Class A-1 Notes                                                                     0.2350763              13,987,039.62
        (b) Class A-2 Notes                                                                     1.0000000             119,000,000.00
        (c) Class A-3 Notes                                                                     1.0000000             113,000,000.00
        (d) Class A-4 Notes                                                                     1.0000000              73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000             132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000              88,000,000.00
       (g) Class A-7 Notes                                                                      1.0000000              57,000,000.00
       (h) Class A-8 Notes                                                                      1.0000000              85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000              61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000              65,000,000.00
        (k) Class B Certificates                                                                1.0000000              44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                     0.00
        (b) Class A-2 Notes                                                                                                     0.00
        (c) Class A-3 Notes                                                                                                     0.00
        (d) Class A-4 Notes                                                                                                     0.00
        (e) Class A-5 Notes                                                                                                     0.00
        (f) Class A-6 Notes                                                                                                     0.00
       (g) Class A-7 Notes                                                                                                      0.00
       (h) Class A-8 Notes                                                                                                      0.00
        (i) Class A-9 Notes                                                                                                     0.00
        (j) Class A-10 Notes                                                                                                    0.00
        (k) Class B Certificates                                                                                                0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                  235.07629613                              13,987,039.62
        (b) Class A-2 Notes                                                   49.93239395                               5,941,954.88
        (c) Class A-3 Notes                                                   0.00000000                                        0.00
        (d) Class A-4 Notes                                                   0.00000000                                        0.00
        (e) Class A-5 Notes                                                   0.00000000                                        0.00
        (f) Class A-6 Notes                                                   0.00000000                                        0.00
       (g) Class A-7 Notes                                                    0.00000000                                        0.00
       (h) Class A-8 Notes                                                    0.00000000                                        0.00
        (i) Class A-9 Notes                                                   0.00000000                                        0.00
        (j) Class A-10 Notes                                                  0.00000000                                        0.00
        (k) Class B Certificates                                              0.00000000                                        0.00

8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
        (a) Class A-1 Notes                                                                     0.0000000                       0.00
        (b) Class A-2 Notes                                                                     0.9500676             113,058,045.12
        (c) Class A-3 Notes                                                                     1.0000000             113,000,000.00
        (d) Class A-4 Notes                                                                     1.0000000              73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000             132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000              88,000,000.00
       (g) Class A-7 Notes                                                                      1.0000000              57,000,000.00
       (h) Class A-8 Notes                                                                      1.0000000              85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000              61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000              65,000,000.00
        (k) Class B Certificates                                                                1.0000000              44,895,285.54



          POOL DATA                                                                             Aggregate
-------------------------------
                                                                            No. of ContractsPrincipal Balance
1.   Pool Stated Principal Balance as of 11/30/97                               26,782        831,953,330.66

2.   Delinquency Information                                                                                      % Delinquent
              (a) 31-59 Days                                                      309                8,379,179.37    1.007%
              (b) 60-89 Days                                                      100                3,280,544.06    0.394%
              (c) 90-119 Days                                                     45                 1,492,209.52    0.179%
              (d) 120 Days +                                                      33                 1,006,741.10    0.121%


3.   Contracts Repossessed during the Due Period                                  11                   529,312.31

4.   Current Repossession Inventory                                               19                   727,371.54

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                  5                   151,587.67
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                      94,104.58
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     57,483.09

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                        57,483.09

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)             5                                      57,483.09

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.292%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               127.951



       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                         0.575%
     (b)  Delinquency Percentage Trigger in effect ?                              NO

2.  (a)  Average Net Loss Ratio                                 0.027%
     (b)  Net Loss Ratio Trigger in effect ?                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)            0.028%

3.  (a)  Servicer Replacement Percentage                        0.027%
     (b)  Servicer Replacement Trigger in effect ?                                NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                               354,950.97

2.   Servicer Advances                                                                                                    958,742.95

3.   (a)  Opening Balance of the Reserve Account                                                                       17,037,646.50
      (b)  Deposits to the Reserve Account                                                           2,166,320.63
      (c)  Investment Earnings in the Reserve Account                                                   77,705.46
      (d)  Distribution from the Reserve Account                                                    (2,642,605.98)
      (e)  Ending Balance of the Reserve Account                                                                       16,639,066.61

4.   Specified Reserve Account Balance                                                                                 16,639,066.61

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                      1,022,765.33
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                               268,384.13
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                             (505,312.86)
      (e)  Ending Balance in the Pay-Ahead Account                                                                        785,836.60
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